Exhibit 10.32
STATE OF MISSISSIPPI
COUNTY OF HARRISON
FIRST JUDICIAL DISTRICT

FIRST AMENDMENT TO GROUND LEASE

THIS FIRST AMENDMENT TO GROUND LEASE (this “First Amendment”) is made and entered into effective the 14th day of June, 2006 by and between FAMILY LANDS L.P., a Mississippi limited partnership (the “Landlord”), with an address of 3702 Hardy Street, Hattiesburg, MS 39402; and IOC MISSISSIPPI, INC., a Mississippi corporation (the “Tenant”), with an address of 1641 Popps Ferry Road #B-1, Biloxi, MS 39532.

Background

A.  Landlord and Tenant have entered into that certain Ground Lease dated May 5, 2006 (the “Lease”).

B.  Landlord and Tenant desire to amend the legal description and plat for the Land set forth on Exhibit A to the Lease.

Terms

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and for other good and valuable consideration, and intending to be legally bound hereby, the parties hereto agree as follows:

1.
Land Description. Exhibit A attached to the Lease is hereby deleted and Exhibit A attached hereto and incorporated herein and for all purposes hereby substituted in the place and stead of Exhibit A attached to the Lease.

2.	Full Force and Effect. Except as amended by this First Amendment, the Lease shall remain in full force and effect and is hereby ratified and affirmed.

IN WITNESS WHEREOF, the Landlord and the Tenant have caused this First Amendment to be executed effective the day and year first above written.

LANDLORD:
FAMILY LANDS L.P.
a Mississippi limited partnership

By: Pine Hills, Inc.
a Delaware corporation, its general partner

By:  /s/Stewart Gammill, IV______________
STEWART GAMMILL, IV
Its: President

TENANT:
IOC MISSISSIPPI, INC.

By: /s/Gregory P. Guida_____________________

Gregory P. Guida_______________________

Its: Senior Vice President____________________

GUARANTOR:
ISLE OF CAPRI CASINO, INC.
a Delaware corporation

By: /s/Gregory P. Guida_____________________

Gregory P. Guida_______________________

Its: Senior Vice President____________________